Company financial information (Parent Corporation)	12 Months Ended
Dec. 31, 2018
Condensed Financial Information Disclosure [Abstract]
Company financial information (Parent Corporation)
Company financial information (Parent Corporation)

In connection with our single point of entry resolution strategy, we have established an IHC to facilitate the provision of capital and liquidity resources to certain key subsidiaries in the event of material financial distress or failure. In 2017, we entered into a binding support agreement with those key subsidiaries and other related entities that requires the IHC to provide that support. The support agreement requires the Parent to transfer cash and other liquid financial assets to the IHC, subject to certain amounts retained by the Parent to meet its near-term cash needs. The Parent’s and the IHC’s obligations under the support agreement are secured. The IHC has provided the Parent with a committed line of credit that allows the Parent to draw funds necessary to service near-term obligations. As a result, during business-as-usual circumstances, the Parent is expected to continue to have access to the funds necessary to pay dividends, repurchase common stock, service its debt and satisfy its other obligations. If our projected liquidity resources deteriorate so severely that resolution of the Parent becomes imminent, the committed line of credit the IHC provided to the Parent will automatically terminate, with all amounts outstanding becoming due and payable, and the support agreement will require the Parent to transfer most of its remaining assets (other than stock in subsidiaries and a cash reserve to fund bankruptcy expenses) to the IHC. As a result, during a period of severe financial stress, the Parent could become unable to meet its debt and payment obligations (including with respect to its securities), causing the Parent to seek protection under bankruptcy laws earlier than it otherwise would have.

Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2018, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2018, our U.S. bank subsidiaries could declare dividends to the Parent of approximately $3.7 billion, without the need for a regulatory waiver. In addition, at Dec. 31, 2018, non-bank subsidiaries of the Parent had liquid assets of approximately $1.7 billion.

The bank subsidiaries declared dividends of $3.8 billion in 2018, $1.3 billion in 2017 and $160 million in 2016. The Federal Reserve and the OCC have issued additional guidelines that require BHCs and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve policy with respect to the payment of cash dividends by BHCs provides that, as a matter of prudent banking, a BHC should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet, for each quarter throughout the nine-quarter planning horizon covered by the capital plan, all minimum regulatory capital ratios under applicable capital rules as in effect for that quarter on a pro forma basis under the base case and stressed scenarios (including a severely adverse scenario provided by the Federal Reserve). The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, RWAs and other measures under Basel III under an identified scenario.

In June 2018, in connection with the Federal Reserve’s non-objection to our 2018 capital plan, BNY Mellon announced a share repurchase plan providing for the repurchase of up to $2.4 billion of common stock starting in the third quarter of 2018 and continuing through the second quarter of 2019. This new share repurchase plan replaces all previously authorized share repurchase plans.

On Dec. 10, 2018, BNY Mellon announced that the Federal Reserve approved the repurchase of up to $830 million of additional common stock. Our Board of Directors approved the additional share repurchases, all of which were repurchased in the fourth quarter of 2018. These repurchases were in addition to the Company’s repurchase of $2.4 billion of common stock previously approved by the Board and announced in June 2018.

The Federal Reserve Act limits, and requires collateral for, extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $6.1 billion and $5.6 billion for the years 2018 and 2017, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally, there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The condensed financial statements of the Parent include the accounts of the Parent; Mellon Funding Corporation and MIPA, LLC, a single-member limited liability company, created to hold and administer corporate-owned life insurance. Financial data for the Parent, the financing subsidiary and the single-member limited liability company are combined for financial reporting purposes because of the limited function of these entities and the unconditional guarantee by BNY Mellon of their obligations.

The Parent’s condensed financial statements are as follows:
Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2018	2017	2016
Dividends from bank subsidiaries	$3,874	$1,405	$125
Dividends from nonbank subsidiaries	1,869	382	798
Interest revenue from bank subsidiaries	13	25	70
Interest revenue from nonbank subsidiaries	200	171	121
Gain on securities held for sale	1	—	—
Other revenue	36	67	39
Total revenue	5,993	2,050	1,153
Interest (including, $59, $73, $88, to subsidiaries, respectively)	658	663	427
Other expense	439	254	262
Total expense	1,097	917	689
Income before income taxes and equity in undistributed net income of subsidiaries	4,896	1,133	464
(Benefit) for income taxes	(165)	(526)	(333)
Equity in undistributed net income:
Bank subsidiaries	(508)	1,524	2,474
Nonbank subsidiaries	(287)	907	276
Net income	4,266	4,090	3,547
Preferred stock dividends	(169)	(175)	(122)
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$4,097	$3,915	$3,425
Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2018	2017
Assets:
Cash and due from banks	$909	$1,301
Securities	27	40
Investment in and advances to subsidiaries and associated companies:
Banks	31,285	32,967
Other	37,986	37,660
Subtotal	69,271	70,627
Corporate-owned life insurance	761	756
Other assets	740	1,135
Total assets	$71,708	$73,859
Liabilities:
Deferred compensation	$445	$476
Affiliate borrowings	1,616	3,177
Other liabilities	1,246	1,373
Long-term debt	27,763	27,582
Total liabilities	31,070	32,608
Shareholders’ equity	40,638	41,251
Total liabilities and shareholders’ equity	$71,708	$73,859
Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2018	2017	2016
Operating activities:
Net income	$4,266	$4,090	$3,547
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in undistributed net loss (income) of subsidiaries	795	(2,431)	(2,750)
Change in accrued interest receivable	27	(6)	2
Change in accrued interest payable	29	42	4
Change in taxes payable (a)	224	(600)	452
Other, net	(257)	38	(31)
Net cash provided by operating activities	5,084	1,133	1,224
Investing activities:
Purchases of securities	—	(991)	(1,739)
Proceeds from sales of securities	13	2,729	—
Change in loans	—	7	13
Acquisitions of, investments in, and advances to subsidiaries (b)	(53)	(7,208)	(317)
Other, net	1	—	—
Net cash (used for) investing activities	(39)	(5,463)	(2,043)
Financing activities:
Proceeds from issuance of long-term debt	4,144	4,738	6,229
Repayments of long-term debt	(3,650)	(997)	(2,700)
Change in advances from subsidiaries	(1,561)	(3,930)	(1,136)
Issuance of common stock	120	465	465
Treasury stock acquired	(3,269)	(2,686)	(2,398)
Issuance of preferred stock	—	—	990
Cash dividends paid	(1,221)	(1,076)	(900)
Tax benefit realized on share-based payment awards	—	—	3
Net cash (used for) provided by financing activities	(5,437)	(3,486)	553
Change in cash and due from banks	(392)	(7,816)	(266)
Cash and due from banks at beginning of year	1,301	9,117	9,383
Cash and due from banks at end of year	$909	$1,301	$9,117
Supplemental disclosures
Interest paid	$629	$705	$409
Income taxes paid	12	61	1
Income taxes refunded	7	15	12

(a)	Includes payments received from subsidiaries for taxes of $837 million in 2018, $189 million in 2017 and $189 million in 2016.

(b)	Includes $2,807 million of cash outflows, net of $2,754 million of cash inflows in 2018 and $10,296 million of cash outflows, net of $3,088 million of cash inflows in 2017.